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                                                               Exhibit 10.7





                                     FORM OF

                               AMERICAN GREETINGS

                          REGISTRATION RIGHTS AGREEMENT












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                                TABLE OF CONTENTS


Section 1   Certain Definitions...................................................................................1
Section 2   Demand Registration...................................................................................2
   2.1   Request by AG............................................................................................2
   2.2   Effectiveness............................................................................................3
   2.3   Underwriting.............................................................................................3
   2.4   Maximum Number of Registrations..........................................................................3
   2.5   Withdrawn Request........................................................................................3
Section 3   Piggyback Registrations...............................................................................3
   3.1   AG Rights................................................................................................3
   3.2   Cut-Back Provision.......................................................................................3
   3.3   Underwriting.............................................................................................4
Section 4   Expenses of Registration..............................................................................4
Section 5   AG.COM's Obligations..................................................................................4
   5.1   Registration Statement...................................................................................4
   5.2   Notice Requirements......................................................................................5
   5.3   AG's Use of the Prospectus...............................................................................5
   5.4   Blue Sky Law.............................................................................................5
   5.5   Listing..................................................................................................5
   5.6   Compliance with the Securities Act and the Exchange Act..................................................5
   5.7   Share Certificates.......................................................................................6
Section 6   Review................................................................................................6
Section 7   Indemnification.......................................................................................6
   7.1   By AG.COM................................................................................................6
   7.2   By AG....................................................................................................6
   7.3   Notice...................................................................................................7
   7.4   Contribution.............................................................................................7
   7.5   Fraudulent Misrepresentation.............................................................................8
Section 8   Assignment of Registration Rights.....................................................................8
Section 9   Miscellaneous.........................................................................................8
   9.1   Governing Law............................................................................................8
   9.2   Entire Agreement.........................................................................................8
   9.3   Amendment................................................................................................9
   9.4   Notices, etc.............................................................................................9
   9.5   Counterparts.............................................................................................9
   9.6   Severability.............................................................................................9
   9.7   Section Titles..........................................................................................10
   9.8   Successors and Assigns..................................................................................10
   9.9   Third Parties...........................................................................................10

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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT dated as of _____, 1999 (this "Agreement"), between American Greetings Corporation, an Ohio corporation ("AG"), and americangreetings.com, inc., a Delaware corporation ("AG.COM").

         WHEREAS, AG, through AGC Investments, Inc., a wholly owned subsidiary of AG and a Delaware corporation ("AGC"), intends to contribute to AG.COM relationships with certain employees and certain assets and cross-license with AG.COM and [AG.com Properties, Inc.] certain Intellectual Property rights related to the AG.COM Business;

         WHEREAS, AG is enabling AG.COM to issue Class A Common Shares, par value $.001 per share (the "Class A Shares"), including, without limitation, in connection with an offering to the public registered with the Commission (the "Initial Public Offering") and to establish incentive compensation plans for the benefit of employees of AG.COM;

         WHEREAS, pursuant to that Separation Agreement dated as of _____, 1999, (the "Separation Agreement") between AG, AGC and AG.COM, AGC, the present owner of all of the 1,000 shares of Common Stock of AG.COM, will acquire twenty-four million (24,000,000) Class B Common Shares, par value $.001 per share, of AG.COM (the "Class B Shares"), (together with AG.COM's Class A Shares, the "Registrable Shares"), with the Class B Shares convertible into Class A Shares, pursuant to the terms of the Class B Shares; and

         WHEREAS, the parties hereto desire to evidence their agreement that AG.COM will register for sale the Class A Shares receivable upon conversion of the Class B Shares and the mutual covenants of the parties relating thereto;

         NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:


         Section 1 CERTAIN DEFINITIONS. In this Agreement the following terms shall have the following respective meanings:

                  1.1 "AFFILIATE" means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

                  1.2 "CLASS A SHARES" has the meaning ascribed to it in the recitals to this Agreement.



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                  1.3 "CLASS B SHARES" has the meaning ascribed to it in the recitals to this Agreement.

                  1.4 "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.5 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  1.6 "HOLDER" shall mean any Person holding (a) Class A Shares or (b) Class B Shares.

                  1.7 "INDEMNIFIED PARTY" has the meaning ascribed to it in
Section 7.3 of this Agreement.

                  1.8 "INDEMNIFYING PARTY" has the meaning ascribed to it in
Section 7.3 of this Agreement.

                  1.9 "PERSON" means an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

                  1.10 "PIGGYBACK NOTICE" has the meaning ascribed to it in
Section 3.1 of this Agreement.

                  1.11 "PIGGYBACK REGISTRATION" has the meaning ascribed to it in Section 3.1 of this Agreement.

                  1.12 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a "REGISTRATION STATEMENT" in compliance with the Securities Act providing for the sale by AG of Class A Shares, whether or not issued upon conversion of Class B Shares, in accordance with the method or methods of distribution designated by AG, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

                  1.13 "REGISTRABLE SHARES" means the Class A Shares and the Class B Shares after conversion to Class A Shares, except that as to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when a Registration Statement with respect to the sale of such securities becomes effective under the Securities Act and such securities are disposed of in accordance with such Registration Statement.

                  1.14 "REGISTRATION REQUEST" has the meaning ascribed to it in
Section 2.1 of this Agreement.

                  1.15 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

         Section 2 DEMAND REGISTRATION.

                  2.1 REQUEST BY AG. Upon receipt of a written request (a "Registration Request") by AG, delivered not earlier than 180 days after the date of the closing of the initial public offering by AG.COM of Class A Shares, with a reasonably anticipated aggregate price to the public of at least 5 million dollars ($5,000,000) (assuming for purposes of such calculation

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the conversion of Class B Shares to Class A Shares), AG.COM shall prepare and file with the Commission, within 60 days after AG.COM's receipt of such Registration Request, a Registration Statement for the purpose of effecting a Registration of the sale of Registrable Shares by AG.

                  2.2 EFFECTIVENESS. AG.COM shall use its best efforts to file as soon as possible and cause to become effective as soon as possible such Registration (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws). AG.COM shall use its best efforts to keep such Registration continuously effective until the date on which all Registrable Shares have been sold pursuant to such Registration Statement.

                  2.3 UNDERWRITING. If AG intends for the Registrable Shares covered by its request to be distributed by means of an underwriting, then it shall so advise AG.COM as a part of its Registration Request. AG shall select the managing underwriter to administer such offering after consultation with AG.COM.

                  2.4 MAXIMUM NUMBER OF REGISTRATIONS. AG.COM shall not be required to effect more than one Registration within a twelve month period pursuant to this Section 2.

                  2.5 WITHDRAWN REQUEST. AG may withdraw a request for registration under this Section 2 at any time prior to the effective date of the Registration Statement related to such registration. If AG agrees to pay all expenses, as set forth in Section 4, incurred in conjunction therewith, then such withdrawn Registration Statement shall not be considered to be a demand registration for the purposes of Section 2.4.


         Section 3 PIGGYBACK REGISTRATIONS.

                  3.1 AG RIGHTS. At any time after the 180th day after the date of the closing of the initial public offering by AG.COM of the Class A Shares, if AG.COM proposes to register any additional Class A Shares (other than pursuant to (a) a registration on Form S-4 or any successor form or (b) an offering of securities in connection with an employee benefit or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Shares, AG.COM will give at least 90 days advance written notice to AG of its intention to file such a Registration (a "Piggyback Notice"), and AG.COM will include in such Registration all Registrable Shares with respect to which AG provides a written request for inclusion therein within 20 business days after receipt of the Piggyback Notice (a "Piggyback Registration"). If AG decides not to include all of its Registrable Securities in any Registration Statement filed by AG.COM, it shall nevertheless continue to have the right to include any Registrable Shares not included in such Registration Statement in any subsequent Registration Statement or Registration Statements as may be filed by AG.COM with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  3.2 CUT-BACK PROVISION. AG.COM need not include all Registrable Shares requested by AG to be included if the Piggyback Registration is underwritten and the managing underwriter advises AG.COM in writing that the inclusion of Registrable Shares would adversely affect such offering. The number of securities that may be excluded from the number


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of Registrable Shares in AG's Piggyback Registration shall be as required in the written opinion of the managing underwriter to avoid such adverse impact on such offering. The number of Registrable Shares in AG's Piggyback Registration shall not be reduced if any other Holder has Registrable Shares included in the Registration. AG.COM may withdraw any such registration in its sole discretion but in such case shall be responsible for AG's expenses described in Section 4.

                  3.3 UNDERWRITING. If a Registration Statement with respect to which AG.COM gives notice under this Section 3 pertains to an underwritten offering, then AG.COM shall so advise AG. In such event, the right of AG to have Registrable Shares included in a registration pursuant to this Section 3 shall be conditioned upon AG's participation in such underwriting and the inclusion of the Registrable Shares in the underwriting to the extent provided herein. AG shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting.

         Section 4 EXPENSES OF REGISTRATION. In connection with the first three Registrations, AG.COM shall pay all reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 3, and 5 hereof, including, without limitation, all registration, filing, listing and qualifications fees, underwriting discounts and commissions, printers' and accounting fees, the fees and disbursements of counsel for AG.COM, and the reasonable fees and disbursements of counsel selected by AG to the extent related to the Registration and Registrable Shares hereunder. In connection with each Registration thereafter, AG.COM shall pay one-half of all reasonable expenses as outlined in the preceding sentence.

         Section 5 AG.COM'S OBLIGATIONS.

                  5.1 REGISTRATION STATEMENT. Whenever required to effect the registration of any Registrable Shares under this Agreement, AG.COM shall use its best efforts to do the following:

                           5.1.1 Prepare and file with the Commission a
Registration Statement with respect to such Registrable Securities. 5.1.2 As promptly as practicable upon becoming aware of any event, fact or circumstance requiring an amendment to a Registration Statement relating to the Registrable Shares, notify AG and prepare and file a post-effective amendment to the Registration Statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances under which such statements were made.

                           5.1.3 Provide to AG, at no cost to AG, copies of the
Registration Statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such Registration Statement or post-effective amendment and any amendment or supplement thereto, and such other documents as AG may reasonably request in


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order to facilitate the disposition of the Registrable Shares covered by such
Registration Statement.

         5.2 NOTICE REQUIREMENTS. AG.COM shall notify AG and any other Holder participating in the offering of the occurrence of the following events:

                  5.2.1 when any Registration Statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

                  5.2.2 the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement relating to the Registrable Shares or any notice that the Commission intends to issue a stop order;

                  5.2.3 AG.COM's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a Registration Statement for sale in any jurisdiction or any notice that the Commission intends to suspend the qualification of such Registrable Shares; and

                  5.2.4 the existence of any event, fact or circumstance of which AG.COM has knowledge, that results in a Registration Statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

         AG.COM shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such Registration Statement or any state qualification as promptly as possible. AG agrees that upon receipt of any notice from AG.COM of the occurrence of any event of the type described in Section 5.2.2, 5.2.3, or 5.2.4 to immediately discontinue its disposition of Registrable Shares pursuant to any Registration Statement relating to such securities until AG's receipt of written notice from AG.COM that such disposition may be made.

         5.3 AG'S USE OF THE PROSPECTUS. AG.COM consents to the use by AG of each prospectus and any supplement thereto in connection with the offering and sale of the Registrable Shares covered by such Registration Statement or any amendment thereto.

         5.4 BLUE SKY LAW. AG.COM agrees to use its best efforts to cause the Registrable Shares covered by a Registration Statement to be registered with or approved by such state securities authorities as may be necessary to enable AG to consummate the disposition of such shares pursuant to the plan of distribution set forth in the Registration Statement.

         5.5 LISTING. AG.COM agrees to use its best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by a Registration Statement on each securities exchange on which the Class A Shares are then listed.

         5.6 COMPLIANCE WITH THE SECURITIES ACT AND THE EXCHANGE ACT. AG.COM shall comply with the Securities Act and the Exchange Act in connection with the offer and sale

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of Registrable Shares pursuant to a Registration Statement. Following the end of any fiscal year during which a Registration Statement effecting a Registration of the Registrable Shares shall have become effective, AG.COM shall make available to AG, as soon as practical but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement of AG.COM and its subsidiaries satisfying the provisions of Section 11(a) of the Securities Act.

                  5.7 SHARE CERTIFICATES. AG.COM agrees to cooperate with AG to facilitate the timely preparation and delivery of certificates representing Registrable Shares sold pursuant to a Registration and not bearing any Securities Act legend and to enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as AG may reasonably request.

         Section 6 REVIEW. AG shall have the right to require the insertion in any Registration Statement filed by AG.COM of language, in form and substance satisfactory to AG.COM, to the effect that the holding by AG of any Registrable Securities is not to be construed as a recommendation by it of the investment quality of the securities of AG.COM and that such holding does not imply that AG will assist in meeting any future financial requirements of AG.COM. AG.COM covenants that AG shall have the right to receive, in a timely manner and prior to filing with the Commission, copies of such Registration Statement, any amendment thereof or supplement thereto and any prospectus forming a part thereof to enable AG to participate in the preparation of such Registration Statement, amendment, supplement or prospectus and the right to request the insertion therein of material which in AG's judgment should be included and which AG furnishes to AG.COM in timely manner in writing.

         Section 7 INDEMNIFICATION.

                  7.1 BY AG.COM. To the extent permitted by law, AG.COM shall indemnify AG, AG's officers and directors, any agent or underwriter (as defined in the 1933 Act) for AG, and each person who controls AG or such underwriter within the meaning of Section 15 of the Securities Act, Section 20 of the Exchange Act or any similar federal statute then in effect, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED, HOWEVER, that AG.COM will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to AG.COM by AG or such underwriter for inclusion therein.

                  7.2 BY AG. To the extent permitted by law, AG shall indemnify AG.COM, each of its directors and each of its officers who signs the Registration Statement, each underwriter, if any, of AG.COM's securities covered by such Registration Statement, and each person who controls AG.COM or such underwriter within the meaning of Section 15 of the

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Securities Act, Section 20 of the Exchange Act or any similar federal statute then in effect, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made, in such Registration Statement or prospectus, in reliance upon and in conformity with information furnished in writing to AG.COM by AG for inclusion therein. The indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, or liability if such settlement is effected without the consent of AG, which consent shall not be unreasonably withheld. The total amounts payable in indemnity by AG under this Section 7.2 shall not exceed the net proceeds received by AG in the registered offering out of which this Section
7.2 is invoked.

                  7.3 NOTICE. Each party entitled to indemnification under this
Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 7 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there are defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  7.4 CONTRIBUTION. If the indemnification provided for in this
Section 7 is unavailable to a party that would have been an Indemnified Party under this Section 7 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in

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such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. AG.COM and AG agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.4.

                  7.5 FRAUDULENT MISREPRESENTATION. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 8 ASSIGNMENT OF REGISTRATION RIGHTS. Subject to any transfer restrictions otherwise applicable to the Registrable Shares, the rights of AG hereunder, including the right to have AG.COM register Registrable Shares pursuant to this Agreement, shall be assignable by AG to any transferee of all or any portion of the Registrable Shares if: (a) the transfer to such transferee is permitted under the Securities Act and applicable state securities law or exemptions therefrom, (b) AG agrees in writing with the transferee or assignee to assign AG's rights under the Agreement, and a copy of such agreement is furnished to AG.COM after such assignment, (c) AG.COM is furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, and (d) the transferee or assignee agrees in writing for the benefit of AG.COM to be bound by all of the provisions contained herein, including without limitation the provisions of this Section 8. Notwithstanding anything to the contrary contained herein, no assignment of rights hereunder shall increase the obligations of AG.COM hereunder and, in any event, AG.COM shall not be obligated to effect more than one registration pursuant to Section 2 in any twelve month period.

         Section 9 MISCELLANEOUS.

                  9.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles of such State. AG.COM and AG agree that service of process upon AG.COM and AG, respectively, mailed by first class mail, shall be deemed in every respect effective service of process upon AG.COM and AG, respectively, in any such suit or proceeding. Nothing herein shall affect the right of AG.COM or the right of AG to serve process in any other manner permitted by law.

                  9.2 ENTIRE AGREEMENT. This Agreement and the Separation Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

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         9.3 AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

         9.4 NOTICES, ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing and shall be effective and deemed to have been received (a) when delivered in person, (b) when sent by fax with receipt acknowledged, (c) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (d) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to AG, at AG's address or fax number set forth below and addressed to the attention of the General Counsel, or at such other address or fax number as AG shall have furnished to AG.COM in writing or (b) if to AG.COM, at the address of its principal executive offices and addressed to the attention of the Chief Executive Officer, or at such other address or fax number as AG.COM shall have furnished to AG.



         If to AG:

         Jon Groetzinger, Senior Vice President--General Counsel & Secretary One American Road
         Cleveland OH  44114-2398
         216.252.7300 x 1667
         fax:252.6777
         jgroetzi@americangreetings.com

         If to AG.COM, Inc.:

         John Klipfell, Chief Executive Officer
         One American Road
         Cleveland OH  44114-2398
         216.252.7300 x 1332
         fax:252.6777
         jklipfell@americangreetings.com

         9.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         9.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

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         9.7 SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

         9.8 SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 8, this Agreement shall be binding upon the parties hereto and their respective successors and assigns.

         9.9 THIRD PARTIES. This Agreement is for the sole benefit of the parties hereto and, except as expressly provided in Section 7, nothing herein expressed or implied, shall give or be construed to give to any person, other than the parties hereto any legal or equitable rights hereunder.

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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    AMERICAN GREETINGS CORPORATION


                                            By: ________________________________
                                            Name: ______________________________
                                            Title:______________________________



                                    americangreetings.com, inc.


                                            By: ________________________________
                                            Name: ______________________________
                                            Title:______________________________


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